Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO LOAN AND SERVICING AGREEMENT, dated as of July 14, 2022 (this “Amendment”), among Onex Falcon Direct Lending BDC SPV, LLC, a Delaware limited liability company (the “Borrower”), Onex Falcon Direct Lending BDC Fund, as collateral manager (the “Collateral Manager”), Société Générale, as agent (the “Agent”) and lender agent (the “Lender Agent”) and Multicurrency Lender, Dollar Lender and as a Revolving Lender, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as collateral agent (the “Collateral Agent”), U.S. Bank National Association, as collateral custodian (the “Collateral Custodian”) and each of the Lenders party hereto (the “Lenders”).

WHEREAS, the Borrower, the Collateral Manager, Onex Falcon Direct Lending BDC Fund, as equityholder, the Collateral Agent, the Collateral Custodian, the Lenders and the Agent are party to the Loan and Servicing Agreement, dated as of October 4, 2021 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Centennial Bank shall become a Lender under the Loan Agreement as of the date hereof; and

WHEREAS, the Borrower, the Agent, the Lender Agent, Customers Bank, Centennial Bank, the Collateral Agent, the Collateral Custodian, and the Collateral Manager have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1 Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments to the Loan Agreement

SECTION 2.1 As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

Amendments to the Exhibits and Schedules to the Loan Agreement

SECTION 2.2 As of the date of this Amendment, the Exhibits and Schedules to the Loan Agreement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Exhibits and Schedules to the Loan Agreement attached as Appendix B hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1 This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(a) the execution and delivery of this Amendment by each party hereto;

(b) the Agent’s receipt of a legal opinion of counsel for the Borrower, in form and substance reasonably satisfactory to the Agent covering such matters as the Agent may reasonably request;

(c) the Agent’s receipt of a good standing certificate for the Borrower and the Collateral Manager issued by the applicable office body of its jurisdiction of organization; and

(d) payment of all fees due and owing to the Agent on or prior to the date of this Amendment.

ARTICLE IV

Representations and Warranties

SECTION 4.1 The Borrower hereby represents and warrants to the Agent that, as of the date first written above, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2 Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3 Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Agreement shall form a part of the Loan Agreement for all purposes and is therefore a Transaction Document.

SECTION 5.4 Entire Agreement. The only amendments being made to the Loan Agreement are those that are set forth in this Agreement; no other amendments are being made. This Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.

SECTION 5.5 Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.6 Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.7 Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.8 Fair Market Value. The parties hereto acknowledge and agree that this Amendment is being entered into between them pursuant to arms’-length negotiations, and further acknowledge and agree that the fair market value of the Loans prior to this Amendment having been entered into is substantially equivalent to the fair market value of the Loans after this Amendment has been entered into.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

ONEX FALCON DIRECT LENDING BDC SPV, LLC, as Borrower

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

[Signature Page to Third Amendment to Loan and Servicing Agreement]

SOCIÉTÉ GÉNÉRALE, as Agent

By:	/s/ Julien Thinat
Name: Julien Thinat
Title: Authorized Signatory

[Signature Page to Third Amendment to Loan and Servicing Agreement]

SOCIÉTÉ GÉNÉRALE, as a Lender Agent,
Multicurrency Lender, Dollar Lender and as a Revolving Lender

By:	/s/ Julien Thinat
Name: Julien Thinat
Title: Authorized Signatory

[Signature Page to Third Amendment to Loan and Servicing Agreement]

ONEX FALCON DIRECT LENDING BDC FUND, as Collateral Manager

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

[Signature Page to Third Amendment to Loan and Servicing Agreement]

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION, as
Collateral Agent

By:	/s/ Maria D. Calzado
Name: Maria D. Calzado
Title: Senior Vice President

[Signature Page to Third Amendment to Loan and Servicing Agreement]

U.S. BANK NATIONAL ASSOCIATION, as
Collateral Custodian

By:	/s/ Kevin E. Brown
Name: Kevin E. Brown
Title: Vice President

[Signature Page to Third Amendment to Loan and Servicing Agreement]

CUSTOMERS BANK, as a Lender

By:	/s/ Lyle P. Cunningham
Name: Lyle P. Cunningham
Title: Executive Vice President

[Signature Page to Third Amendment to Loan and Servicing Agreement]

CENTENNIAL BANK, as a Lender

By:	/s/ Stephen O’Keefe
Name: Stephen O’Keefe
Title: Managing Director

[Signature Page to Third Amendment to Loan and Servicing Agreement]

APPENDIX A

EXECUTION VERSION

CONFORMED THROUGH AMENDMENT NO. ~~2~~3

LOAN AND SERVICING AGREEMENT

dated as of October 4, 2021

ONEX FALCON DIRECT LENDING BDC SPV, LLC,

as Borrower

ONEX FALCON DIRECT LENDING BDC FUND,

as Equityholder

ONEX FALCON DIRECT LENDING BDC FUND,

as Collateral Manager

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

SOCIÉTÉ GÉNÉRALE,

as Agent

THE OTHER LENDER AGENTS PARTIES HERETO,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Collateral Agent

and

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Custodian

For first lien-types of eligible MML

MML type	Advance Rate
First Lien A Loan	70%
First Lien B Loan	60%
First Lien C Loan	50%
First Lien D Loan	35%
First Lien E Loan	0%

For unitranche-types of eligible MML

MML type	Advance Rate
Unitranche A Loan	70%
Unitranche B Loan	60%
Unitranche C Loan	50%
Unitranche D Loan	30%
Unitranche E Loan	0%

For recurring revenue eligible MML

MML type	Advance Rate
Recurring Revenue A Loan	55%
Recurring Revenue B Loan	45%
Recurring Revenue C Loan	0%

For second lien-types of eligible MML

MML type	Advance Rate
FILO A Loan	65%
FILO B Loan	55%
FILO C Loan	45%
FILO D Loan	25%
FILO E Loan	0%
Deemed Second Lien A Loan	30%
Deemed Second Lien B Loan	20%
Deemed Second Lien C Loan	0%

Advance Rates for Diversity Score equal to or below 8	Same as above, capped at 50%

; provided that with respect to any Collateral Obligation that is approved by the Agent as an Eligible Collateral Obligation despite one or more of the criteria in the definition thereof not being satisfied as of such date of determination, such Eligible Collateral Obligation shall have the Advance Rate assigned by the Agent in its sole discretion on the related Approval Notice.

“Adverse Claim” means any claim of ownership or any Lien, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a Lien, other than Permitted Liens.

Liquidity Coverage Ratio and Liquidity Risk Monitoring Tools (January 2013), or (iv) any document supplementing, clarifying or otherwise relating to any of the foregoing, or (b) any accord, treaty, statute, law, rule, regulation, guideline or pronouncement (whether or not having the force of law) of any governmental authority implementing, furthering or complementing any of the principles set forth in the foregoing documents of strengthening capital and liquidity, in each case as from time to time amended, restated, supplemented or otherwise modified. Without limiting the generality of the foregoing, “Basel III Regulation” shall include Part 6 of the European Union regulation on prudential requirements for credit institutions and investment firms and any law, regulation, standard, guideline, directive or other publication supplementing or otherwise modifying the CRR.

“Benchmark” means,

(a) for any Loan denominated in U.S. dollars, Term SOFR; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to Term SOFR, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior Benchmark rate pursuant to Section 17.2; and

(b) for any Loan denominated in CADs, Euros and GBPs, initially, CDOR Rate, EURIBOR or SONIA, as applicable; provided that if a replacement of the Benchmark for Loans denominated in such Eligible Currency has occurred pursuant to Section 17.2 then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate.

Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Benchmark Replacement” means~~,~~:

(a) for purposes of Section 17.2(b)(1) with respect to U.S. dollars, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date:

(1) Daily Simple SOFR; or

(2) the sum of: (i) the alternate benchmark rate that has been selected by the Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (ii) the related Benchmark Replacement Adjustment; and

(b) for purposes of Section 17.2(b)(2) with respect to any other Eligible Currency, the Benchmark Replacement determined in accordance with the preceding clause (a)(2);

of the definition thereof has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 17.2(b), and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 17.2(b).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Borrower” has the meaning set forth in the Preamble.

“Borrower Assigned Agreements” has the meaning set forth in Section 12.1(c).

“Borrowing Base” means (a) for each Eligible Collateral Obligation that is not a Broadly Syndicated Loan, the lower of (i) the sum of the product of (x) the weighted average of the Advance Rates with respect to each of the Eligible Collateral Obligations provided that such weighted average shall be calculated, for the avoidance of doubt, using the Collateral Obligation Amount for each such Eligible Collateral Obligation net of the Excess Concentration Amount attributable to such Eligible Collateral Obligation and (y) the sum of the Collateral Obligation Amounts for all Eligible Collateral Obligations minus the Excess Concentration Amount attributable to such Eligible Collateral Obligations on such date, and (ii) the sum of the product of (x) ~~55~~(A) if the Diversity Score is lower than 15 at the funding of such Eligible Collateral Obligation, 55.0% and (B) otherwise, 57.0% and (y) the sum of the Collateral Obligation Amounts for all Eligible Collateral Obligations minus the Excess Concentration Amount attributable to such Eligible Collateral Obligations on such date plus (b) for each Broadly Syndicated Loans, the sum of the product of (x) the weighted average of the Advance Rates with respect to each of the Eligible Collateral Obligations provided that such weighted average shall be calculated, for the avoidance of doubt, using the Collateral Obligation Amount for each such Eligible Collateral Obligation net of the Excess Concentration Amount attributable to such Eligible Collateral Obligation and (y) the sum of the Collateral Obligation Amounts for all Eligible Collateral Obligations minus the Excess Concentration Amount attributable to such Eligible Collateral Obligations on such date, minus (b) the Unsettled Amount plus (c) the equivalent in Dollars of the amount of Principal Collections on deposit in the Principal

“Corporate Trust Office” means the designated corporate trust office of the Collateral Agent or the Collateral Custodian, as applicable, specified on Annex A, or such other address within the United States as it may designate from time to time by notice to the Agent.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning set forth in Section 17.23.

“CRR” means Regulation (EU) No. 575/2013 of the European Parliament and of the Council (as the same may be effective from time to time together with any amendments or any successor or replacement provisions included in any European Union directive or regulation), together with any implemented or delegated regulations, technical standards and guidance related thereto as may be amended, replaced or supplemented from time to time.

“Currency” means United States dollars and each Eligible Currency.

“Custodial Account” means a segregated account which is created and maintained on the books and records of the Securities Intermediary entitled “Custodial Account” in the name of the Borrower and subject to the prior Lien of the Collateral Agent for the benefit of the Secured Parties, which is established and maintained pursuant to Section 8.1(a) hereof and the Account Control Agreement.

“Cut-Off Date” means, with respect to each Collateral Obligation, the date such Collateral Obligation becomes a part of the Collateral.

“Daily Commitment Fee” means, on any date, (A) the product of (x) the Commitment Fee Rate and (y) the Undrawn Commitment divided by (B) 365.

“Daily Simple SOFR “ means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five U.S. Government Securities Business ~~Day~~Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Daily Simple SONIA” means, for any day (a “SONIA Interest Day”), an interest rate per annum equal to the greater of:

(a) SONIA for the day that is five GBP Business Days prior to, (i) if such SONIA Interest Day is a GBP Business Day, such SONIA Interest Day, and (ii) if such SONIA Interest Day is not a GBP Business Day, the GBP Business Day immediately preceding such SONIA Interest Day, and

(b) the Floor.

Any change in Daily Simple SONIA due a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrower.

“Debt Fund Affiliate” shall mean any Affiliate of the Borrower that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, notes, bonds and similar extensions of credit in the ordinary course.

“Debt-to-Recurring Revenue Ratio” means with respect to any Obligor as of the latest quarterly calculation (on an annualized basis), the ratio of (i) Indebtedness of such Obligor to (ii) the Recurring Revenue of such Obligor, as calculated by the Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the related Underlying Instrument.

“Deemed Second Lien A Loan” means a Deemed Second Lien Loan that, as of any date of determination, has a Total Net Leverage Ratio less than or equal to 6.5x.

“Deemed Second Lien B Loan” means a Deemed Second Lien Loan that is not a Deemed Second Lien A Loan and, as of any date of determination, has a Total Net Leverage Ratio less than or equal to 7.5x.

“Deemed Second Lien C Loan” means a Deemed Second Lien Loan that is not a Deemed Second Lien A Loan or Deemed Second Lien B Loan and, as of any date of determination, has a Total Net Leverage Ratio greater than 7.5x.

“Deemed Second Lien Loan” means any Loan which would have constituted a FILO Loan but for the fact that it fails to meet the requirement of sub-clause (y) in the definition thereof.

“Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulted Collateral Obligation” means any Collateral Obligation as to which any one of the following events has occurred:

“Eligible Account” means (i) a segregated trust account or (ii) a segregated direct deposit account, in each case, maintained with a securities intermediary or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1 by Standard & Poor’s and P-1 by Moody’s. In either case, such depository institution or trust company shall have been approved by the Agent, acting in its reasonable discretion, by written notice to the Borrower, U.S. Bank National Association is deemed to be a securities intermediary that is acceptable and approved by the agent.

“Eligible Collateral Obligation” means, as of the Cut-Off Date (and solely with respect to clauses (c) and (aa), as of each Measurement Date), each Collateral Obligation that satisfies the following conditions (unless otherwise waived by the Agent and the Majority Lenders in their respective sole discretion on the applicable Approval Notice):

(a) the Agent in its sole discretion has delivered an Approval Notice with respect to such Collateral Obligation within three (3) Business Days of receipt of the related Asset Approval Request; provided that if an Approval Notice is not received within the time period set forth above, such Collateral Obligation shall be deemed to have not been approved by the Agent;

(b) such Collateral Obligation is a Broadly Syndicated Loan, a First Lien Loan, a Deemed Second Lien Loan, a Unitranche Loan, a Recurring Revenue Loan or a FILO Loan;

(c) such Collateral Obligation is not a Defaulted Collateral Obligation;

(d) such Collateral Obligation is not an Equity Security and is not convertible into an Equity Security at the option of the applicable Obligor or any other Person other than the Borrower;

(e) such Collateral Obligation is not a Structured Finance Obligation;

(f) such Collateral Obligation is denominated in an Eligible Currency and is not convertible by the Obligor thereof into any currency other than an Eligible Currency;

(g) such Collateral Obligation is not a single-purpose real estate based loan (unless the related real estate is a hotel, casino, data center or other operating company), a construction loan or a project finance loan (it being understood that loans relating to the expansion of data center facilities shall not be construed as construction or project finance loans);

(h) such Collateral Obligation is not a lease (including a financing lease);

(i) such Collateral Obligation has a Purchase Price of at least 80%, unless otherwise approved by the Agent in its sole discretion;

(j) such Collateral Obligation is not a trade claim;

(k) if such Collateral Obligation is a Recurring Revenue Loan, at the time of acquisition by the Borrower, the Obligor has sufficient Liquidity to fund operations for the next 18 months based on the projections provided by the Obligor (as determined by the Collateral Manager);

(l) ~~(k)~~ if such Collateral Obligation is a Broadly Syndicated Loan, it has either (i) a Moody’s Rating equal to or above “B3,” (ii) an S&P Rating equal to or above “B-” or (iii) a Fitch Rating equal to or above “B-”;

(m) ~~(l)~~ the Obligor with respect to such Collateral Obligation is an Eligible Obligor;

(n)  ~~(m)~~ such Collateral Obligation is not Margin Stock;

(o) ~~(n)~~ such Collateral Obligation is not a security or swap transaction that has payments associated with either payments of interest on and/or principal of a reference obligation or the credit performance of a reference obligation;

(p) ~~(o)~~ such Collateral Obligation provides for the periodic payment of cash interest;

(q) ~~(p)~~ such Collateral Obligation is not subject to substantial non-credit related risk, as determined by the Collateral Manager in accordance with the Collateral Manager Standard, other than non-credit related risks that have previously been disclosed to the Agent during the process of obtaining an Approval Notice with respect to such Collateral Obligation;

(r) (q) the acquisition of which will not cause the Borrower to be deemed to own 5.0% or more of any class of voting securities of any Obligor or 25.0% or more of the total equity of any Obligor or any securities that are immediately convertible into or immediately exercisable or exchangeable for 5.0% or more of any class of voting securities of any Obligor or 25.0% or more of the total equity of any Obligor, in each case as determined by the Collateral Manager;

(s) ~~(r)~~ the Underlying Instrument for which does not contain confidentiality provisions that restrict the ability of the Agent to exercise its rights under the Transaction Documents, including, without limitation, its rights to review such debt obligation or participation, the Underlying Instrument and related documents and credit approval file, so long as the Agent or each Lender, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments;

(t) ~~(s)~~ the acquisition of which is not in violation of Regulations T, U or X of the FRS Board;

(u) ~~(t)~~ such Collateral Obligation is capable of being transferred to and owned by the Borrower (whether directly or by means of a security entitlement) and of being pledged, assigned or novated by the owner thereof or of an interest therein (a) subject to customary qualifications for instruments similar to such Collateral Obligation, to the Agent, (b) subject to customary qualifications for instruments similar to such Collateral Obligation, to any assignee of the Agent permitted or contemplated under this Agreement, (c) subject to customary qualifications for instruments similar to such Collateral Obligation, to any Person at any foreclosure or strict sale or other disposition initiated by a secured creditor in furtherance of its security interest, and (d) subject to customary qualifications for instruments similar to such Collateral Obligation, to commercial banks, financial institutions, offshore and other funds (in each case, including transfer permitted by operation of the Uniform Commercial Code);

(v) ~~(u)~~ the proceeds of such Collateral Obligation will not be used to finance activities of the type engaged in by businesses classified under NAICS Codes 2361 (Residential Building Construction), 2362 (Nonresidential Building Construction), 2371 (Utility System Construction), or 2372 (Land Subdivision);

(w) ~~(v)~~ the Related Security for such Collateral Obligation is primarily located in an Eligible Jurisdiction;

(x) ~~(w)~~ such Collateral Obligation has a stated maturity that does not exceed eight years from the related issuance date;

(y) ~~(x)~~ such Collateral Obligation has (i) an Interest Coverage Ratio for the current fiscal year (on a trailing twelve-month basis) and, except with respect to acquisition financings, the prior fiscal year of the related Obligor of more than 1.50x and (ii) a Total Net Leverage Ratio of for the current fiscal year (on a trailing twelve-month basis) and, except with respect to acquisition financings, the prior fiscal year of the related Obligor of less than 6.50x;

(z) ~~(y)~~ such Collateral Obligation is a part of a loan tranche with a minimum initial face value of at least $10,000,000;

(aa) ~~(z)~~ if such Collateral Obligation is a Deferrable Collateral Obligation, it has at least 1.00% cash pay;

(bb) ~~(aa)~~ such Collateral Obligation is secured by a valid and enforceable security interest; and

(cc) ~~(bb)~~ if an acquisition or substitution of a Collateral Obligation occurs on such date of determination, as of such date, or, if not, as of the most recent date preceding such date of determination on which an acquisition or substitution of a Collateral Obligation occurred, the aggregate outstanding principal amount of all Collateral Obligations held by the Borrower (immediately following any acquisition or substitution of any Collateral Obligations on such date of determination) in respect of which the Retention Holder, either itself or through related entities (including the Borrower), directly or indirectly, was involved or will be involved in negotiating the original agreement which created the relevant Collateral Obligation is greater than 50% of the aggregate outstanding principal amount of all Collateral Obligations then held by the Borrower.

“Eligible Currency” means CADs, Dollars, Euros and GBPs.

“Eligible Currency Loan” means any Loans made in CADs, Dollars, Euros and GBPs.

than two such rates are displayed, or if no such rate is relevant, the EURIBOR Rate shall be a rate per annum at which deposits in Euros are offered by the principal office of the Agent in Brussels, Belgium to prime banks in the euro interbank market at 11:00 a.m. (Brussels time) two Business Days before the first day of such Accrual Period for delivery on such first day and for a period equal to such Accrual Period.

“Euro”, “Euros”, “euro” and “€” mean the lawful currency of the Member States of the European Union that have adopted and retain the single currency in accordance with the treaty establishing the European Community, as amended from time to time.

“Euro Loan” means each Loan made in Euros.

“European Supervisory Authorities” means, together, the EBA, the ESMA and the EIOPA.

“Evaluation Event” means the occurrence of any of the following with respect to any Eligible Collateral Obligation:

(a) such Collateral Obligation becomes a Defaulted Collateral Obligation under clause (a) or (b) of the definition thereof;

(b) occurrence of a Material Modification with respect to such Collateral Obligation that is not approved by the Agent, in its sole discretion;

(c) the related Obligor fails to deliver to the Borrower or the Collateral Manager any annual audited financial information as required by the Underlying Instruments of such Collateral Obligation (including any grace periods thereunder);

(d) the related Obligor fails to deliver to the Borrower or the Collateral Manager any quarterly unaudited financial information as required by the Underlying Instruments of such Collateral Obligation (including any grace periods thereunder);

(e) for any Collateral Obligation (other than a Recurring Revenue Loan), the Senior Net Leverage Ratio related to such Collateral Obligation (x) increases by 0.5x (or any subsequent increase of an additional 0.5x) compared to the Senior Net Leverage Ratio as of the later of the Approval Date or the last Evaluation Event date with respect to such Collateral Obligation, as applicable, and (y) is above 4.5x; provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Agent may waive any Evaluation Event resulting from such implementation pursuant to this clause (c);

(f) for any Collateral Obligation (other than a Recurring Revenue Loan), the Interest Coverage Ratio related to such Collateral Obligation (x) decreases by 15% (or any subsequent decrease of an additional 15%) compared to the Interest Coverage Ratio as of the later of the Approval Date or the last Evaluation Event date with respect to such Collateral Obligation, as applicable, and (y) such ratio is below 1.5x;

(g) for any Recurring Revenue Loan, the Debt-to-Recurring Revenue Ratio related to such Collateral Obligation increases by 0.25x (or any subsequent increase of an additional 0.25x) compared to the Debt-to-Recurring Revenue Ratio as of the later of the Approval Date or the last Evaluation Event date with respect to such Collateral Obligation, as applicable;

(h) ~~(g)~~ a waiver, extension, deferment or postponement of any payment with respect to such Collateral Obligation; or

(i) ~~(h)~~ the Collateral Manager determines, in its sole discretion, in accordance with the Collateral Manager Standard, that all or a material portion of such Collateral Obligation is not collectible or otherwise places such Collateral Obligation on non-accrual status.

“Event of Default” means any of the events described in Section 13.1.

“Excess Concentration Amount” means, during the Revolving Period, as of the most recent Measurement Date (and after giving effect to all Collateral Obligations to be purchased or sold by the Borrower on such date), the sum, without duplication, of the following amounts, in each case, as applicable to each individual Collateral Obligation:

(a) the excess, if any and without duplication, of the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Deemed Second Lien Loans over 10.0% of the Excess Concentration Measure;

(b) the excess, if any, of the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are obligations of any single Obligor (other than an Obligor described in the following proviso) over 5.0% of the Excess Concentration Measure; provided, that (x) with respect to any Obligor that has Collateral Obligation Amounts with respect to Eligible Collateral Obligations in excess of all other single Obligors, the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are obligations of such Obligor may be up to 10.0% of the Excess Concentration Measure and (y) with respect to any two Obligors that represent Collateral Obligation Amounts with respect to all Eligible Collateral Obligations in excess of all other single Obligors (other than the Obligor described in clause (x)), the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are obligations of each of such Obligors may be up to 7.5% of the Excess Concentration Measure;

(c) the excess, if any, of the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations in any single Moody’s Industry Classification (other than the “Oil & Gas” Moody’s Industry Classification) other than a Moody’s Industry Classification described in the following proviso over ~~15~~15.0% of the Excess Concentration Measure; provided, that (x) the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are obligations of Obligors in the largest Moody’s Industry Classification (other than the “Oil & Gas” Moody’s Industry Classification) may be up to ~~30~~30.0 % of the Excess Concentration Measure, (y) the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are obligations of Obligors in the second largest Moody’s Industry Classification (other than the “Oil & Gas” Moody’s Industry Classification) other than the Moody’s Industry Classification specified in clause (x) may be up to ~~20~~20.0% of the Excess Concentration Measure and (z) the Moody’s Industry Classification of “Oil & Gas” may be up to 10% of the Excess Concentration Measure;

(d) the excess, if any, of the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Fixed Rate Collateral Obligations over 5.0% of the Excess Concentration Measure;

(e) the excess, if any and without duplication, of the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Specified Loans over 50.0% of the Excess Concentration Measure;

(f) the excess, if any and without duplication of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations, which have an Obligor organized in a country other than the United States over 20.0% of the Excess Concentration Measure;

(g) the excess, if any, of the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Deferrable Collateral Obligations over 5.0% of the Excess Concentration Measure;

(h) the excess, if any, of the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Variable Funding Assets over 10.0% of the Excess Concentration Measure;

(i) the excess, if any and without duplication of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are denominated in a currency other than Dollars over 20.0% of the Excess Concentration Measure;

(j) the excess, if any and without duplication, of the sum of the Collateral Obligation Amounts of all Collateral Obligations whose Obligors have a trailing twelve month EBITDA of less than $20,000,000, as measured at the applicable Cut-Off Date, over 20.0% of the Excess Concentration Measure;

(k) the excess, if any and without duplication, of the sum of the Collateral Obligation Amounts of all Collateral Obligations whose Obligors have a trailing twelve month EBITDA of less than $15,000,000, as measured at the applicable Cut-Off Date, over ~~5.0~~7.5% of the Excess Concentration Measure;

(l) the excess, if any and without duplication, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are Broadly Syndicated Loans which cause the contribution of Broadly Syndicated Loans to the Borrowing Base to be (i) in excess of 50.0% of the total Borrowing Base for the period from and including the Effective Date to the six-month anniversary of the Effective Date, (ii) in excess of 30.0% of the total Borrowing Base for the period from and including the six-month anniversary of the Effective Date to the nine-month anniversary of the Effective Date and (iii) in excess of 25.0% of the total Borrowing Base thereafter; ~~and~~

(m) the excess, if any and without duplication, of the sum of the Collateral Obligation Amounts of all Collateral Obligations that are attributable to Obligors that are not majority Controlled, direct or indirectly, by one or more private equity institutions or are non-public controlled or at least BB rated corporate Eligible Loans over ~~40~~40.0% of the Excess Concentration Measure; and

(n) the excess, if any, of the sum of the Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Recurring Revenue Loans over 5.0% of the Excess Concentration Measure.

“Excess Concentration Measure” means (a) during the Ramp-up Period, the Target Portfolio Amount, and (b) after the Ramp-up Period, the sum of (w) the Aggregate Eligible Collateral Obligation Amount, (x) all Principal Collections on deposit in the Principal Collection Account, (y) all amounts on deposit in the Unfunded Exposure Account and (z) plus any unused portion of the Commitments.

“Excess Funds” as of any date of determination and with respect to any Conduit Lender, funds of such Conduit Lender not required, after giving effect to all amounts on deposit in its commercial paper account, to pay or provide for the payment of (i) all of its matured and maturing commercial paper notes on such date of such determination, (ii) the principal of and interest on all of its loans outstanding on such date of such determination and (iii) and other amounts in accordance with its commercial paper notes and applicable transaction documents.

“Excluded Amounts” means (i) any amount received in the Collection Account with respect to any Collateral Obligation, which amount is attributable to the reimbursement of payment by the Borrower of any Tax, fee or other charge imposed by any Official Body on such Collateral Obligation or on any Related Security, (ii) any interest or fees (including origination, agency, structuring, management or other up-front fees) that are for the account of the applicable Person from whom the Borrower purchased such Collateral Obligation, (iii) any reimbursement of insurance premiums, (iv) any escrows relating to Taxes, insurance and other amounts in connection with Collateral Obligations which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under Underlying Instruments, (v) any amount deposited into the Collection Account in error or (vi) payments by the Obligors of indemnification obligations and reimbursements for actually incurred out-of-pocket expenses, in each case that are not received in lieu of principal, interest or fees owed under the related Underlying Instruments.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Obligations pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Obligations (other than pursuant to Section 17.17) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.3, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.3(f) and (d) any Taxes imposed under FATCA.

“Executive Officer” means, with respect to the Borrower, the Collateral Manager or the Equityholder, the Chief Executive Officer, the Chief Operating Officer, the Executive Vice President of such Person or any other Person included on the incumbency of the Borrower, Collateral Manager or Equityholder, as applicable, delivered hereunder and, with respect to any other Person, the President, Chief Financial Officer, Executive Vice President or any Vice President.

“Exposure Amount” means, as of any date of determination and with respect to any Variable Funding Asset, the excess of (a) the Borrower’s maximum funding commitment thereunder over (b) the Principal Balance of such Variable Funding Asset. For the avoidance of doubt, the Exposure Amount in respect of a Defaulted Collateral Obligation shall be included in the calculation of the Exposure Amount if the Borrower is at such time subject to contractual funding obligations with respect to such Defaulted Collateral Obligation and such obligation has not ceased to be enforceable under the Bankruptcy Code.

“Extension Request” has the meaning set forth in Section 2.6.

“Facility” means the loan facility to be provided to the Borrower pursuant to, and in accordance with, this Agreement.

“Facility Amount” means $~~200,000,000~~340,000,000 .

“Facility Termination Date” means the earlier of (i) October 2, 2026 and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to, any intergovernmental agreement, treaty or convention among Official Bodies and implementing such Sections of the Code.

“Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

“Interest Coverage Ratio” means respect to any Collateral Obligation for any Relevant Test Period, either (a) the meaning of “Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Collateral Obligation, or (b) in the case of any Collateral Obligation with respect to which the related Underlying Instruments do not include a definition of “Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor as of such Relevant Test Period, as calculated by the Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the Underlying Instruments.

“Interest Rate” means, for any Accrual Period and any Lender, a rate per annum equal to the sum of (a) the Applicable Margin and (b) the Base Rate for such Accrual Period and such Lender.

“IRS” means the United States Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Lender” means each Conduit Lender, each Committed Lender, each Uncommitted Lender, each Revolving Lender, each Multicurrency Lender, each Dollar Lender and each Term Lender, as the context may require.

“Lender Agent” has the meaning set forth in the Preamble.

“Lender Group” means each Lender and related Lender Agent from time to time party hereto.

“Lien” means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics’ liens and any liens that attach by operation of law.

“Liquidity” means with respect to any Recurring Revenue Loan for any Relevant Test Period, either (1) the amount of (i) Unrestricted Cash and cash equivalents plus (ii) any unfunded revolving commitments for which such Obligor can satisfy the conditions to draw any such amounts or (2) upon the request of the Borrower and approved in writing by the Agent (which may be approved via email), the meaning of “Liquidity” or any comparable definition in the applicable Underlying Instruments.

“Liquidity Agreement” means any agreement entered into in connection with this Agreement pursuant to which a Liquidity Bank agrees to make purchases from or advances to, or purchase assets from, any Conduit Lender in order to provide liquidity support for such Conduit Lender’s Loans hereunder.

Collateral Obligation, or reduces the spread or coupon with respect to such Collateral Obligation (other than in connection with applicable pricing grids or benchmark replacement interest rate provisions);

(v) contractually or structurally subordinates such Collateral Obligation by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor (other than pursuant to permitted asset sale or transfer provisions of the applicable Underlying Instruments) or the granting of Liens (other than “permitted liens” as defined in the Underlying Instruments for such Loan or such comparable definition if “permitted liens” is not defined therein) on any of the Related Property securing such Collateral Obligation; or

(vi) substitutes, alters or releases the underlying collateral securing such Collateral Obligation and any such substitution, alteration or release, as determined in the sole discretion of the Agent, materially and adversely affects the value of such Eligible Collateral Obligation; provided that the foregoing shall not apply to any release in conjunction with a relatively contemporaneous disposition by the related Obligor accompanied by a mandatory reinvestment of net proceeds or mandatory repayment of the related loan facility with the net proceeds; or

(b) the Borrower shall promptly notify the Agent of the occurrence any Material Modification with respect to a particular Eligible Collateral Obligation;

provided that, for the avoidance of doubt, “Material Modification” shall not include any change to the base rate in respect of a Collateral Obligation from LIBOR to an alternative rate, including any applicable spread or payment frequency adjustments thereto that in the Collateral Manager’s commercially reasonable judgment is consistent with the successor for LIBOR.

“Maximum Weighted Average Life Test” means a test that will be satisfied on any date of determination if the Weighted Average Life of all Eligible Collateral Obligations included in the Collateral is less than or equal to 7.5 years.

“Measurement Date” means each of the following, as applicable: (i) the Effective Date; (ii) each Determination Date; (iii) each Funding Date; (iv) the date of any repayment or prepayment pursuant to Section 2.4; (v) the date that the Collateral Manager has actual knowledge of the occurrence of any Evaluation Event with respect to any Collateral Obligation; (vi) the date of any optional repurchase or substitution pursuant to Section 7.11; and (vii) the date of any Optional Sale.

“Minimum Commitment Usage” means (i) from the Third Amendment Effective Date to and including ~~April 4~~January 13, ~~2022~~2023, ~~0.0%,~~$150,000,000.00 and (ii) ~~from April 5, 2022 to and including June 27, 2022, 37.5% and (iii)~~ thereafter, ~~75%~~$255,000,000.00.

“Minimum Weighted Average Spread Test” means a test that will be satisfied on any date of determination, if the Weighted Average Spread of all Eligible Collateral Obligations included in the Collateral on such day is equal to or greater than 4.00%.

“Purchase Price” means, as of any date of determination, (a) with respect to any Collateral Obligation acquired by the Borrower in connection with its primary origination for a purchase price (as a percentage of par) equal to or greater than 97%, 100%, and (b) the actual price paid by the Borrower for such Collateral Obligation expressed as a percentage of par; provided that, any purchase price deduction attributable to transaction costs, fees and expenses in an amount up to 2% of the total purchase price shall be excluded in the calculation set forth above.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning set forth in Section 17.23.

“Ramp-up Period” means the period from and including the Effective Date to the six-month anniversary of the Third Amendment Effective Date.

“Rating Agencies” means Standard & Poor’s, Morningstar Credit Ratings, LLC, Moody’s and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by any Conduit Lender.

“Recipient” means (a) the Agent, (b) any Lender Agent, (c) any Lender and (d) any other recipient of a payment hereunder.

“Records” means the Collateral Obligation File for any Collateral Obligation and all other material documents, books, records and other written information prepared and maintained by or on behalf of the Borrower with respect to any Collateral Obligation and the Obligors thereunder, including all material documents, books, records and other written information prepared and maintained by the Borrower or the Collateral Manager with respect to such Collateral Obligation or Obligors.

“Recurring Revenue” means the definition of annualized recurring revenue used in the Underlying Instruments for each such Eligible Collateral Obligation, or any comparable term for “Revenue”, “Recurring Revenue” or “Adjusted Revenue” in the Underlying Instruments for each such Eligible Collateral Obligation or if there is no such term in the Underlying Instruments, all recurring maintenance, service, support, hosting, subscription and other revenues identified by the Collateral Manager (including, without limitation, software as a service subscription revenue), of the related obligor and any of its parents or subsidiaries that are obligated with respect to such Eligible Collateral Obligation pursuant to its Underlying Instruments (determined on a consolidated basis without duplication in accordance with GAAP).

“Recurring Revenue A Loan” means a Recurring Revenue A Loan that, as of any date of determination, has an Effective LTV of less than or equal to 20% and Debt-to-Recurring Revenue Ratio less than or equal to 1.0x.

“Recurring Revenue B Loan” means a Recurring Revenue A Loan that, as of any date of determination, has an Effective LTV of less than or equal to 40% and Debt-to-Recurring Revenue Ratio less than or equal to 2.0x.

“Recurring Revenue C Loan” means a Recurring Revenue Loan that is not a Recurring Revenue A Loan or a Recurring Revenue B Loan.

“Recurring Revenue Loan” means a First Lien Loan that (i) is underwritten to Recurring Revenue, (ii) requires the Obligor to comply with a maximum Recurring Revenue Multiple or minimum Recurring Revenue financial covenant, (iii) at the time of origination of the Loan, does not include and would not customarily be expected to include (as determined by the Collateral Manager) a financial covenant based on “debt to EBITDA”, “debt to EBIT” or a similar multiple of debt to operating cash flow and (iv) is not subordinate to a working capital loan.

“Recurring Revenue Multiple” means either (a) the meaning of “Recurring Revenue Multiple” or comparable definition set forth in the Underlying Instrument for such Recurring Revenue Loan, or (b) in the case of any Recurring Revenue Loan with respect to which the related Underlying Instrument does not include a definition of “Recurring Revenue Multiple” or comparable definition, an amount equal to the difference of “total indebtedness” (as defined in the Underlying Instruments or comparable definition thereof, including such Eligible Collateral Obligation) less unencumbered cash and cash equivalents divided by Recurring Revenue.

“Reference Time” means, with respect to any setting of the then-current Benchmark, (i) if such Benchmark is based on Term SOFR, then two Business Days prior to such setting, or (ii) in the case of any other Benchmark, the time determined by the Agent in its reasonable discretion.

“Reinvestment” has the meaning given in Section 8.3(b).

“Reinvestment Date” has the meaning given in Section 8.3(b).

“Reinvestment Request” has the meaning given in Section 8.3(b).

“Related Collateral Obligation” means any Collateral Obligation where the Equityholder or any Subsidiary of the Equityholder owns a Variable Funding Asset pursuant to the same Underlying Instruments; provided that any such asset will cease to be a Related Collateral Obligation once all commitments by the Equityholder or any such Subsidiary to make advances or fund such Variable Funding Asset to the related Obligor expire or are irrevocably terminated or reduced to zero.

“Related Property” means, with respect to a Collateral Obligation, any property or other assets designated and pledged or mortgaged as collateral to secure repayment of such Collateral Obligation, including, without limitation, any pledge of the stock, membership or other ownership interests in the related Obligor or its subsidiaries, all Warrant Assets with respect to such Collateral Obligation and all proceeds from any sale or other disposition of such property or other assets.

“Related Security” means, with respect to each Collateral Obligation:

(a) any Related Property securing a Collateral Obligation, all payments paid in respect thereof and all monies due, to become due and paid in respect thereof accruing after the applicable Loan Date and all liquidation proceeds thereof; swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”), any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such agreement.

“Target Portfolio Amount” means $~~370,000,000~~620,000,000 .

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make Term Loans to the Borrower on the Effective Date, pursuant to an Assignment Agreement or on any Conversion Date in the amount of the total Term Loans as set forth on Annex B, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement; provided that any reduction of a Term Loan shall result in a dollar for dollar reduction of the applicable Term Commitment.

“Term Lender” means each Person that is listed as a “Term Lender” on the signature pages hereto or any Assignment Agreement, any Person that shall have become a party hereto pursuant to this Agreement in respect of a Term Loan, any Person that shall have converted all or a portion of its Revolving Loans into Term Loans pursuant to Section 2.4(c) of this Agreement and, in each case, their respective successors, in each case other than any such Person that ceases to be a party hereto.

“Term Loan” has the meaning assigned to such term in Section 2.1(b).

“Term SOFR” means, with respect to any Term SOFR Loan and for any tenor comparable to the applicable Accrual Period, the Term SOFR Reference Rate at approximately 5:00 a.m. (Chicago time) one U.S. Government Securities Business Day prior to the commencement of such Accrual Period or Funding Date (such day, a “Term SOFR Determination Day”), as such rate is published by the CME Term SOFR Administrator. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, “Term SOFR” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR for such Term SOFR Determination Day will be the Term SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than three Business Days prior to such Term SOFR Determination Day.

“Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR.”

“Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Third Amendment Effective Date” means July 14, 2022.

“Total Term Commitment” means, as of any date of determination, the aggregate amount of the Term Commitments on such date, which as of the Effective Date is $0.

“Total Net Leverage Ratio” means respect to any Collateral Obligation for any Relevant Test Period either (a) the meaning of “Total Net Leverage Ratio” or any comparable definition set forth in the Underlying Instruments for such Collateral Obligation, or (b) in the case of any Collateral Obligation with respect to which the related Underlying Instruments do not include a definition of “Total Net Leverage Ratio” or comparable definition, the ratio of (i) Indebtedness (including, without limitation, such Collateral Obligation) of the applicable Obligor as of the date of determination minus the unrestricted cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the Underlying Instruments.

“Tranche Size” means, in respect of any Collateral Obligation, the aggregate principal amount of all of the borrowing facilities available to the Obligor under the terms of the relevant Underlying Instrument as of the original effective date of the Underlying Instrument. For purposes of determining the Tranche Size in respect of any Collateral Obligation: (1) for Collateral Obligations that are, in accordance with then-prevailing market practice, typically bought and sold together, the respective aggregate principal amount of the borrowing facilities available to the Obligor under the facilities evidenced by the relevant Underlying Instrument shall be aggregated (and, for the avoidance of doubt, the respective aggregate principal amounts of all revolving facilities, term loan “A” tranches, term loan “B” tranches and similar loan tranches issued under a single credit agreement shall be aggregated); (2) the respective principal amounts of lines of credit and delayed draws that, in accordance with then-prevailing market practice, trade with any Collateral Obligation shall be aggregated; and (3) the respective principal amount of any borrowing facilities that are, under then prevailing market practice, considered add-on facilities in respect of any Collateral Obligation shall be aggregated with the principal amount of such Collateral Obligation; provided that, in the case of clauses (1), (2) and (3) above, such facilities are pari passu in terms of repayment seniority.

“Transaction Documents” means this Agreement, the Notes, the Sale Agreement, the Collateral Agent/Collateral Custodian Fee Letter, each Fee Letter, the Account Control Agreement, the Retention Letter and the other documents to be executed and delivered in connection with this Agreement, specifically excluding from the foregoing, however, Underlying Instruments delivered by the Borrower or the Collateral Manager in connection with this Agreement.

“Unitranche D Loan” means a Unitranche Loan that is not a Unitranche A Loan, a Unitranche B Loan or a Unitranche C Loan and, as of any date of determination, has Total Net Leverage Ratio less than or equal to 7.5x.

“Unitranche E Loan” means a Unitranche Loan that is not a Unitranche A Loan, a Unitranche B Loan, a Unitranche C Loan or a Unitranche D Loan.

“Unitranche Loan” means any commercial loan that (i) is not (and is not expressly permitted by its terms to become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) is secured by a pledge of collateral, which security interest is validly perfected and first priority under Applicable Law (subject to liens permitted under the applicable Underlying Instrument that are reasonable for similar loans, and liens accorded priority by law in favor of any Official Body), and (iii) the Collateral Manager determines in good faith that the value of the collateral for such loan or the applicable enterprise value or expected future cash flows on or about the time of acquisition equals or exceeds the outstanding principal balance of the loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by a first priority Lien over the same collateral as the applicable Collateral Obligation.

“Unmatured Event of Default” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

“Unmatured Collateral Manager Event of Default” means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Collateral Manager Event of Default.

“Unrestricted Cash” has the meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Collateral Obligation, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the Borrower.

“Unsettled Amount” means, as of any date, all amounts due in respect of any Collateral Obligations that the Borrower has entered into a binding commitment to acquire but has not yet settled.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107 56.

“U.S. Borrower” means a Borrower that is a “United States person” as defined in Section 7701(a)(30) of the Code.

claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee, on the one hand, and the Borrower and its Affiliates, on the other hand, but also the relative fault of such Indemnitee, on the one hand, and the Borrower and its Affiliates, on the other hand, as well as any other relevant equitable considerations.

Section 16.4 Net After-Tax Basis. Indemnification under Section 16.1 and Section 16.2 shall be in an amount necessary to make the Indemnitee whole after taking into account any Tax consequences, on a net after-Tax basis (including, for example, taking into account the deductibility of an applicable underlying damage, cost or expense) to the Indemnitee of the receipt of the indemnity provided hereunder (or of the incurrence of such applicable underlying damage, cost or expense), including the effect of such Tax or refund on the amount of Tax measured by net income or profits that is or was payable by the Indemnitee.

ARTICLE XVII

MISCELLANEOUS

Section 17.1 No Waiver; Remedies. No failure on the part of any Lender, the Agent, the Collateral Agent, the Collateral Custodian, any Lender Agent, any Indemnitee or any Affected Person to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Lender is hereby authorized by the Borrower during the existence of an Event of Default, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Borrower to the amounts owed by the Borrower under this Agreement, to the Agent, the Collateral Agent, any Lender Agent, any Affected Person, any Indemnitee or any Lender or their respective successors and assigns.

Section 17.2 Amendments~~,~~; Waivers; Permanent Discontinuance of SOFR and other Benchmarks; Benchmark Exculpation. (a) This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 17.2. The Borrower and the Agent may, upon written notice to the Collateral Manager and each Lender Agent, from time to time enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any payment with respect to a Revolving Loan or reduce the rate or extend the time of payment of Interest thereon, or reduce or alter the timing of any other amount payable to any Revolving Lender hereunder, in each case without the consent of each Lender affected thereby, (ii) amend, modify or waive any provision of this Section 17.2 or Section 17.12, or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all Revolving Lenders, (iii) amend, modify or waive any provision adversely affecting the Collateral Agent or the Collateral Custodian, in each case without the prior written consent of the Collateral Agent or the Collateral Custodian, as applicable, (iv) amend, modify or waive any provision adversely affecting the obligations or duties of the Agent, in each case without the prior written consent of the Agent, (v) constitute a Fundamental Amendment without the prior written consent of each Lender, (vi) waive any Event of Default or Collateral Manager Event of Default without the prior written consent of the Majority Lenders or (vii) materially affect the rights or duties of the Collateral Manager unless the Collateral Manager has consented thereto.

(b) Notwithstanding anything to the contrary herein or in any other Transaction Document (and any Swap Contract shall be deemed not to be a “Transaction Document” for purposes of this Section 17.2),

(1) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of Term SOFR, then:

(x) (i) if a Benchmark Replacement is determined in accordance with clause (a)(1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date or (ii) if a Benchmark Replacement is determined in accordance with clause (a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date and such Benchmark Replacement as so determined is a SOFR-based rate (including SOFR, Daily Simple SOFR or any other rate based on SOFR), such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document, and

(y) if a Benchmark Replacement is determined in accordance with clause (a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date and such Benchmark Replacement as so determined is not a SOFR-based rate (including SOFR, Daily Simple SOFR or any other rate based on SOFR), such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders (without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document), so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders; and

(2) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any other Benchmark, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders (without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document), so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

Annex B

Lender	Dollar or Multicurrency Lender	Commitment as of the ~~First~~Third Amendment Effective Date		Revolving or Term Commitment
Société Générale	Multicurrency Lender	~~$~~	~~40,000,000~~$68,000,000	Revolving Commitment
Société Générale	Dollar Lender	~~$~~	~~60,000,000~~$72,000,000	Revolving Commitment
Customers Bank	Dollar Lender		$100,000,000	Revolving Commitment
Centennial Bank	Dollar Lender		$100,000,000	Revolving Commitment

B-1

APPENDIX B

CONFORMED THROUGH AMENDMENT NO. 3

SCHEDULES AND EXHIBITS

TO

LOAN AND SERVICING AGREEMENT

Dated as of October 4, 2021

(ONEX FALCON DIRECT LENDING BDC SPV, LLC)

EXHIBITS

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Loan Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Asset Approval Request
EXHIBIT C-4	Form of FX Reallocation Notice
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Approval Notice
EXHIBIT F-1	Authorized Representatives of Collateral Manager
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification
EXHIBIT I	Form of Assignment Agreement
EXHIBIT J	Retention Letter
EXHIBIT K	Form of Document Checklist

SCHEDULES

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2	Moody’s Industry Classification Group List
SCHEDULE 3	Collateral Obligations

EXHIBIT A

NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS (1) SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, (2) THE TRANSFEREE IS EITHER (A) A “QUALIFIED PURCHASER” (AS DEFINED FOR PURPOSES OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) OR (B) NOT A U.S. PERSON AND (3) SUCH TRANSACTION WILL NOT BE A “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE LOAN SERVICING AGREEMENT (AS DEFINED BELOW).

$[__]	[__], 20[__]

FOR VALUE RECEIVED, the undersigned, Onex Falcon Direct Lending BDC SPV, LLC, a Delaware limited liability company (the “Borrower”), promises to pay to the order of [            ], as Lender Agent for the related Lender Group (the “Lender Agent”) the principal sum of [__] ($[__]) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) and/or in the records of the Lender Agent made by the Lenders in the related Lender Group pursuant to that certain Loan and Servicing Agreement, dated as of October 4, 2021 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Loan Servicing Agreement”), among the Borrower, Onex Falcon Direct Lending BDC Fund, as Equityholder, Onex Falcon Direct Lending BDC Fund, as Collateral Manager, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent, with the unpaid balance hereof due and payable in full on the Facility Termination Date. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Loan Servicing Agreement.

The Borrower also promises to pay Interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Servicing Agreement.

Payments of both principal and Interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender to the Agent pursuant to the Loan Servicing Agreement.

This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Servicing Agreement, and the holder hereof is entitled to the benefits of the Loan Servicing Agreement, to which reference is made for a description of the security for this Note

EXHIBIT C-1

FORM OF LOAN REQUEST

Société Générale

as Agent

245 Park Avenue

New York, New York 10167

Attention: Julien Thinat

Tel.: (212)-278-4125; (212)-278-7598

Email: julien.thinat@sgcib.com

with a copy to :

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com

U.S. Bank Trust Company, National Association as Collateral Agent

190 S. LaSalle Street, 8th Floor

Chicago, Illinois 60603

Attention: Global Corporate Trust — Onex Falcon Direct Lending BDC SPV, LLC

Email: OnexFunds@usbank.com

Each Lender Agent at the address set forth in Annex A to the Loan Servicing Agreement

            , 201_

RE: Loan Request:

$[            ][Euro             ][GBP            ][CAD            ]

Gentlemen and Ladies:

This Loan Request is delivered to you pursuant to Section 2.2 of the Loan and Servicing Agreement, dated as of October 4, 2021 (together with all amendments, if any, from time to time made thereto, the “Loan Servicing Agreement”), among Onex Falcon Direct Lending BDC SPV, LLC, as Borrower (the “Borrower”), Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent. Unless otherwise defined

EXHIBIT C-2

FORM OF REINVESTMENT REQUEST

Société Générale

as Agent

245 Park Avenue

New York, New York 10167

Attention: Julien Thinat

Tel.: (212)-278-4125; (212)-278-7598

Email: julien.thinat@sgcib.com

with a copy to :

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com

U.S. Bank Trust Company, National Association as Collateral Agent

190 S. LaSalle Street, 8th Floor

Chicago, Illinois 60603

Attention: Global Corporate Trust — Onex Falcon Direct Lending BDC SPV, LLC

Email: OnexFunds@usbank.com

U.S. Bank National Association

as Collateral Custodian

1133 Rankin Street, Suite 100

St. Paul, Minnesota 55116

Attention: Global Corporate Trust — Onex Falcon Direct Lending BDC SPV, LLC

Email: OnexFunds@usbank.com

Each Lender Agent at the address set forth in Annex A to the Loan Servicing Agreement

            , 201

RE: Reinvestment Request:

$[            ][Euro             ][GBP            ][CAD            ]

Gentlemen and Ladies:

This Reinvestment Request is delivered to you pursuant to Section 8.3(b) of the Loan and Servicing Agreement, dated as of October 4, 2021 (together with all amendments, if any, from time to time made thereto, the “Loan Servicing Agreement”), among Onex Falcon Direct Lending BDC SPV, LLC, as Borrower, Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Servicing Agreement.

The Borrower hereby requests that the Collateral Agent provide to the Agent, by facsimile, a statement reflecting the total amount on deposit on such day in the Collection Account.

[INCLUDE IN THE CASE OF A REINVESTMENT TO FUND THE ACQUISITION OF ELIGIBLE COLLATERAL OBLIGATIONS:

The Borrower hereby requests that:

1.	The Collateral Agent withdraw from the Collections held in the Collection Account an amount equal to $[ ] (the “Reinvestment Amount”).

2.	The Reinvestment Amount be delivered to the Borrower on [ ] (the “Reinvestment Date”).

3.	The Reinvestment Amount be wired by the Collateral Agent to (or on behalf of) the Borrower on the Reinvestment Date pursuant to the following wiring instructions:

Bank: [__]

ABA #: [__]

Account Name: [__]

Account Number: [__]

Ref: [__]

Attached hereto is a Schedule of Collateral Obligations setting forth information required in the Loan Servicing Agreement with respect to the Collateral Obligations to be acquired by the Borrower on the Reinvestment Date.

After giving effect to the Reinvestment and the Collateral Obligation(s) to be purchased by the Borrower with the Reinvestment Amount, as calculated as of the Reinvestment Date, (i) no Unmatured Event of Default of an Event of Default exists or is continuing, (ii) no Borrowing Base Deficiency exists, (iii) no Applicable Law is violated and (iv) the Foreign Currency Loan Amount does not exceed the Foreign Currency Sublimit.

EXHIBIT C-3

FORM OF ASSET APPROVAL REQUEST

Société Générale

as Agent

245 Park Avenue

New York, New York 10167

Attention: Julien Thinat

Tel.: (212)-278-4125; (212)-278-7598

Email: julien.thinat@sgcib.com

with a copy to :

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com

U.S. Bank Trust Company, National Association as Collateral Agent

190 S. LaSalle Street, 8th Floor

Chicago, Illinois 60603

Attention: Global Corporate Trust — Onex Falcon Direct Lending BDC SPV, LLC

Email: OnexFunds@usbank.com

U.S. Bank National Association

as Collateral Custodian

1133 Rankin Street, Suite 100

St. Paul, Minnesota 55116

Attention: Global Corporate Trust — Onex Falcon Direct Lending BDC SPV, LLC

Email: OnexFunds@usbank.com

Each Lender Agent at the address set forth in Annex A to the Loan Servicing Agreement

            , 201

RE: Asset Approval Request

Gentlemen and Ladies:

This Asset Approval Request is delivered to you pursuant to [Section 2.2(a)][Section 8.3(b)(i)] of the Loan Servicing Agreement, dated as of October 4, 2021 (together with all amendments, if any, from time to time made thereto, the “Loan Servicing Agreement”), among

Onex Falcon Direct Lending BDC SPV, LLC, as Borrower, Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Servicing Agreement.

The Borrower hereby requests that the Agent deliver to the Borrower an Approval Notice in connection with this Asset Approval Request.

Attached hereto is a Schedule of Collateral Obligations setting forth information required in the Loan Servicing Agreement with respect to the Collateral Obligations to be acquired by the Borrower on the [Loan Date][Reinvestment Date].

The proposed date of the acquisition of the Collateral Obligations to be acquired by the Borrower is [            ].

As of the date hereof, with respect to the Collateral Obligations to be acquired by the Borrower in connection herewith:

1.	the Total Net Leverage Ratio of each such Collateral Obligation is [ ];

2.	the Effective LTV of such Collateral Obligation is [ ];

3.	the applicable Eligible Jurisdiction is ;

4.	the applicable Eligible Currency is [ ];

5.	[add requested non-cash charges to be included in EBITDA for such Collateral Obligation].

[After giving effect to the [Loan][Reinvestment] and the Collateral Obligation(s) to be purchased by the Borrower with the [Loan][Reinvestment Amount], as calculated as of the [Loan Date][Reinvestment Date], (i) no Unmatured Event of Default of an Event of Default exists or is continuing, (ii) no Borrowing Base Deficiency exists and (iii) no Applicable Law is violated.

By [its acceptance of the Loans][making the Reinvestment], the Borrower represents that the conditions described in Section 6.2 of the Loan Servicing Agreement have been satisfied with respect to such [Loans][Reinvestment].

The Borrower agrees that if, prior to the [Loan Date][Reinvestment Date], any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will promptly so notify the Agent. Except to the extent, if any, that prior to the time of the [Loan][Reinvestment] requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such [Loan][Reinvestment] as if then made.]

EXHIBIT C-4

FORM OF FX REALLOCATION NOTICE

Société Générale

as Agent

245 Park Avenue

New York, New York 10167

Attention: Julien Thinat

Tel.: (212)-278-4125; (212)-278-7598

Email: julien.thinat@sgcib.com

with a copy to :

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com

U.S. Bank Trust Company, National Association as Collateral Agent

190 S. LaSalle Street, 8th Floor

Chicago, Illinois 60603

Attention: Global Corporate Trust — Onex Falcon Direct Lending BDC SPV, LLC

Email: OnexFunds@usbank.com

U.S. Bank National Association

as Collateral Custodian

1133 Rankin Street, Suite 100

St. Paul, Minnesota 55116

Attention: Global Corporate Trust — Onex Falcon Direct Lending BDC SPV, LLC

Email: OnexFunds@usbank.com

            , 201

RE: FX Reallocation

Gentlemen and Ladies:

This FX Reallocation Notice is delivered to you pursuant to Section 2.2(d) of the Loan and Servicing Agreement, dated as of October 4, 2021 (together with all amendments or any other modifications, if any, from time to time made thereto, the “Loan and Servicing Agreement”), among Onex Falcon Direct Lending BDC SPV, LLC, as Borrower, Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Servicing Agreement.

The Facility Agent hereby directs each Lender pursuant to Section 2.2(d) of the Loan and Servicing Agreement to purchase and sell Advances in the following amounts:

Lender	Commitment			Current Advances Outstanding		Pro Rata Percentage		Actual Pro Rata Percentage (prior to purchase/sale)		Advances Outstanding to Purchase		Advances Outstanding to Sell
Société Générale	$	[	●]	$	_______ Euro______ GBP _____ CAD _____	_____	%	_____	%	$	_______ Euro______ GBP _____ CAD _____	$	_______ Euro______ GBP _____ CAD _____
Total	$	[	●]	$	_______ Euro______ GBP _____ CAD _____	100%		100%		$	_______ Euro______ GBP _____ CAD _____	$	_______ Euro______ GBP _____ CAD _____

EXHIBIT F-2

REQUEST FOR RELEASE AND RECEIPT

[For Servicing and Liquidation]

To: U.S. Bank National Association, as Collateral Custodian

Collateral Obligation Files

LOAN INFORMATION

Name of Obligor:

Loan No.:

This Request for Release and Receipt is made in accordance with the Loan and Servicing Agreement dated as of October 4, 2021, among Onex Falcon Direct Lending BDC SPV, LLC, as Borrower, Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent (the “Loan Servicing Agreement”). All capitalized terms not otherwise defined in this Request for Release and Receipt shall have the meanings ascribed to them in the Loan Servicing Agreement.

In connection with the administration of the Collateral Obligation Files held by you as the Collateral Custodian on behalf of the Collateral Agent, we request the release, to the Collateral Manager of the documents listed on Schedule 1 attached hereto (the “Documents”) for the Collateral Obligation described above, for the reasons indicated: [indicate reason]

The undersigned hereby acknowledges and agrees that upon receipt from Collateral Custodian of the Documents:

(1)

The undersigned shall hold and retain possession of the Documents in trust for the benefit of the Collateral Agent, solely for the purposes provided in the Loan Servicing Agreement, unless the Collateral Obligation related to the Documents has been liquidated or unless the Document (or asset related thereto) was disposed of by the related Obligor;

(2)

The undersigned represents that no Unmatured Event of Default, Event of Default, Unmatured Collateral Manager Event of Default or Collateral Manager Event of Default has occurred and is continuing, or if such has occurred and is continuing, the consent of the Agent has been obtained with respect to this request, unless the Collateral Obligation related to the Documents has been liquidated or unless the Document (or asset related thereto) was disposed of by the related Obligor.

EXHIBIT F-3

REQUEST FOR RELEASE OF REQUEST FOR RELEASE AND RECEIPT

[Liquidated Collateral Obligations and Optional Sales]

Collateral Obligation Files

This Request For Release of Request For Release and Receipt is made pursuant to the Loan and Servicing Agreement, dated as of October 4, 2021, among Onex Falcon Direct Lending BDC SPV, LLC, as Borrower, Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent (the “Loan Servicing Agreement”).

[            ] hereby certifies that he/she is an Executive Officer (as the term is defined in the Loan Servicing Agreement) of Onex Falcon Direct Lending BDC SPV, LLC, and hereby further certifies in such capacity and not in an individual capacity as follows:

With respect to the Collateral Obligation(s) (as the term is defined in the Loan Servicing Agreement) described in Schedule 1 attached hereto:

1.

[Such Collateral Obligation(s) has or have been liquidated and all amounts received or to be received in connection with such liquidation that are required to be deposited have been or will be so deposited as required by the Loan Servicing Agreement][Such Collateral Obligation(s) have been sold pursuant to an Optional Sale in accordance with Section 7.10 of the Loan Servicing Agreement]; and

2.

[No Unmatured Event of Default, Event of Default, Unmatured Collateral Manager Event of Default or Collateral Manager Event of Default (as each such term is defined in the Loan Servicing Agreement) has occurred and is continuing (other than any Unmatured Event of Default or Unmatured Collateral Manager Event of Default which will be cured by such Optional Sale).] [The consent of the Agent has been obtained with respect to this request, as evidenced below.]

Dated:

EXHIBIT G-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to that certain Loan and Servicing Agreement, made and entered into as of October 4, 2021 (as amended restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Onex Falcon Direct Lending BDC SPV, LLC, a Delaware limited liability company (the “Borrower”), Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, each Lender Agent and Lender from time to time a party thereto, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian and Société Générale, as Agent.

Pursuant to the provisions of Section 4.3 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Obligations (as well as any Note evidencing such Obligations) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                  , 20[ ]

EXHIBIT G-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to that certain Loan and Servicing Agreement, made and entered into as of October 4, 2021 (as amended restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Onex Falcon Direct Lending BDC SPV, LLC, a Delaware limited liability company (the “Borrower”), Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, each Lender Agent and Lender from time to time a party thereto, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian and Société Générale, as Agent.

Pursuant to the provisions of Section 4.3 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[ ]

EXHIBIT G-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to that certain Loan and Servicing Agreement, made and entered into as of October 4, 2021 (as amended restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Onex Falcon Direct Lending BDC SPV, LLC, a Delaware limited liability company (the “Borrower”), Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, each Lender Agent and Lender from time to time a party thereto, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian and Société Générale, as Agent.

Pursuant to the provisions of Section 4.3 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[ ]

EXHIBIT G-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to that certain Loan and Servicing Agreement, made and entered into as of October 4, 2021 (as amended restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Onex Falcon Direct Lending BDC SPV, LLC, a Delaware limited liability company (the “Borrower”), Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, each Lender Agent and Lender from time to time a party thereto, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian and Société Générale, as Agent.

Pursuant to the provisions of Section 4.3 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Obligations (as well as any Note evidencing such Obligations) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Obligations (as well as any Note evidencing such Obligations), (iii) with respect to the extension of credit pursuant to this Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                  , 20[ ]

EXHIBIT H

SCHEDULE OF COLLATERAL OBLIGATIONS CERTIFICATION

This Schedule of Collateral Obligations Certification is made pursuant to the Loan and Servicing Agreement, dated as of October 4, 2021, among Onex Falcon Direct Lending BDC SPV, LLC, as Borrower, Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent (the “Loan Servicing Agreement”).

[            ] hereby certifies that he/she is an Executive Officer (as the term is defined in the Loan Servicing Agreement) of Onex Falcon Direct Lending BDC SPV, LLC, and hereby further certifies and not in an individual capacity as follows:

With respect to the Collateral Obligation(s) (as the term is defined in the Loan Servicing Agreement) described in Annex 1 attached hereto:

1.

The Collateral Obligation Files delivered to the Collateral Custodian include all of the documents required to be delivered to the Collateral Custodian under the Loan Servicing Agreement, except for variances from the documents identified in the Document Checklist with respect to the related Collateral Obligation Files and those documents that do not exist with respect to such Collateral Obligation(s), in each case as indicated on Annex 1 (each, an “Exception”);

2.	Any Exception satisfies the requirements of the Loan Servicing Agreement; and

3.	All of the documents and the information contained on Annex 1 are complete and correct in all material respects.

Dated:

ONEX FALCON DIRECT LENDING BDC SPV, LLC

By:
Name:
Title:

EXHIBIT I

FORM OF ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, Onex Falcon Direct Lending BDC SPV, LLC, as the borrower (the “Borrower”) and Société Générale, as Agent (the “Agent”).

WHEREAS, this Assignment Agreement is being executed and delivered under Section 15.4 of the Loan and Servicing Agreement, dated as of October 4, 2021 (as amended, modified, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among the Borrower, Onex Falcon Direct Lending BDC Fund, as Collateral Manager (the “Collateral Manager”), Onex Falcon Direct Lending BDC Fund, as Equityholder (the “Equityholder”), U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and the Agent. Capitalized terms used but not defined herein shall have the meaning provided in the Loan and Servicing Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan and Servicing Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Agent of an executed counterpart of this Assignment Agreement, to which is attached a fully completed Schedule I and Schedule II, which has been executed by the Proposed Lender[, the Borrower and the Agent,]4 the Agent will transmit to the Proposed Lender and the Borrower, an Assignment Effective Notice, substantially in the form of Schedule III to this Assignment Agreement (an “Assignment Effective Notice”). Such Assignment Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the assignment effected by this Assignment Agreement shall become effective (the “Assignment Effective Date”). From and after the Assignment Effective Date, the Proposed Lender shall be a Lender party to the Loan and Servicing Agreement for all purposes thereof.

(b) Each of the parties to this Assignment Agreement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

(c) By executing and delivering this Assignment Agreement, the Proposed Lender confirms to and agrees with the Agent and the other Lenders as follows: (i) none of the Agent and the other Lenders makes any representation or warranty or assumes any responsibility with

[4]	To be included only if Borrower/Agent consent is required under the Loan and Servicing Agreement.

SCHEDULE I TO

ASSIGNMENT AGREEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR ASSIGNMENT AGREEMENT

Re:

Loan and Servicing Agreement, dated as of October 4, 2021 (as amended, modified, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among Onex Falcon Direct Lending BDC Fund, as the Collateral Manager (the “Collateral Manager”), Onex Falcon Direct Lending BDC Fund, as Equityholder (the “Equityholder”), Onex Falcon Direct Lending BDC SPV, LLC, as the borrower (the “Borrower”), Société Générale, as the Agent, each of the Lenders from time to time party thereto, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent and U.S. Bank National Association, as Collateral Custodian.

Item 1: Date of Assignment Agreement:

Item 2: Proposed Lender:

Item 3: Assignor Lender:

Item 4:	Commitment - $______________[5]
Facility Termination Date:
Item 5: Signatures of Parties to Agreement:
, as
Proposed Lender

By:
Name:
Title:

[5]	Such Commitment shall be at least $250,000.

SCHEDULE III TO

ASSIGNMENT AGREEMENT

FORM OF

ASSIGNMENT EFFECTIVE NOTICE

To:	[Name and address of the Borrower, Agent and Proposed Lender]

This Assignment Effective Notice is delivered to you pursuant to Section (a) of the Assignment Agreement by the undersigned, as the Agent under the Loan and Servicing Agreement, dated as of October 4, 2021 (as amended, modified, supplemented or restated from time to time, the “Loan and Servicing Agreement”), by and among Onex Falcon Direct Lending BDC Fund, as the Collateral Manager (the “Collateral Manager”), Onex Falcon Direct Lending BDC Fund, as Equityholder (the “Equityholder”), Onex Falcon Direct Lending BDC SPV, LLC, as the borrower (the “Borrower”), Société Générale, as Agent, each of the Lenders from time to time party thereto, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent and U.S. Bank National Association, as Collateral Custodian. [Note: attach copies of Schedules I and II from the applicable Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date for [Name of Proposed Lender] will be [                    ]8 with a Commitment of $                    .

Very truly yours,

SOCIÉTÉ GÉNÉRALE, as Agent

By:
Name:
Title:

[8]	To be the date of the Assignment Agreement from Schedule I of the applicable Assignment Agreement.

Société Générale

480 Washington Blvd

Jersey City, NJ 07310

Tel.: (201)-839-8460

Fax: 201-693-4233

Attention: Cheriese Brathwaite

Email: oper-fin-serv.us@sgss.socgen.com

[Lender(s)]

Re:	Retention of Net Economic Interest

1. This letter is being delivered in connection with the Loan and Servicing Agreement dated as of October 4, 2021 (the “Loan and Servicing Agreement”) among Onex Falcon Direct Lending BDC SPV, LLC, as borrower (the “Borrower”), the financial institutions referred to as “Lenders” in the Loan and Servicing Agreement, Onex Falcon Direct Lending BDC Fund, as Collateral Manager, Onex Falcon Direct Lending BDC Fund, as Equityholder, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Collateral Agent, U.S. Bank National Association, as Collateral Custodian, the Lender Agents and Lenders from time to time parties thereto, and Société Générale, as Agent. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Loan and Servicing Agreement and Sale and Contribution Agreement, as applicable.

2. It is acknowledged that clause (bb) of the definition of “Eligible Collateral Obligation” in the Loan and Servicing Agreement provides for the following requirements to be satisfied as of the date of each acquisition of a Collateral Obligation (including in connection with a substitution pursuant to Section 7.11) of the Loan and Servicing Agreement):

“(bb) if an acquisition or substitution of a Collateral Obligation occurs on such date of determination, as of such date, or, if not, as of the most recent date preceding such date of determination on which an acquisition or substitution of a Collateral Obligation occurred, the aggregate outstanding principal amount of all Collateral Obligations held by the Borrower (immediately following any acquisition or substitution of any Collateral Obligations on such date of determination) in respect of which the Retention Holder, either itself or through related entities (including the Borrower), directly or indirectly, was involved or will be involved in negotiating the original agreement which created the relevant Collateral Obligation is greater than 50% of the aggregate outstanding principal amount of all Collateral Obligations then held by the Borrower.”

3. The Retention Holder hereby irrevocably and unconditionally undertakes and agrees for the benefit of the Borrower, the Agent and each Lender for so long as any Obligation remains outstanding and the EU Retention Requirements so require:

a. that it will retain as originator for the purposes of the EU Retention Requirements, on an ongoing basis, a material net economic interest in the securitisation